Exhibit 99.1

News Release
CONTACT:	Jim Eglseder (Investors)	FOR IMMEDIATE RELEASE
	513-534-8424	July 16, 2015
Larry Magnesen (Media)
513-534-8055

Lars C. Anderson Named Fifth Third’s Chief Operating Officer

Succeeds Greg D. Carmichael, who becomes CEO Nov. 1

Cincinnati – Fifth Third Bancorp (Nasdaq: FITB) announced today that Lars C. Anderson will become its executive vice president and chief operating officer and will be joining the Company on Aug. 3, 2015. Anderson will succeed Greg D. Carmichael, Fifth Third’s president and COO, who has been named CEO effective Nov. 1. Anderson will report to Carmichael.

Anderson joins Fifth Third from Comerica, where he was vice chairman, Business Bank, a member of the Management Executive Committee, and chair of that bank’s executive credit committee.

“Lars represents an outstanding addition to Fifth Third Bank,” Carmichael said. “His extensive industry experience and deep expertise in commercial banking make him an ideal complement to our executive team. As our next chief operating officer, I look to him to as an important partner in building the future of our franchise.”

Anderson’s background includes more than 30 years of banking industry experience. At Comerica, where he served since 2010, Anderson led more than 20 lines of business to support the growth of commercial clients, including Middle Market Banking and U.S. Banking, as well as specialized businesses with expertise in vertical industries including Energy, Technology and Life Sciences, Entertainment, Municipalities, Commercial Real Estate, Dealer Services, and others. He also led teams that offered solutions across all of Comerica’s customer base, including Corporate Finance, Treasury Management Services and Leasing. Finally, throughout his career, he has worked closely with Wealth Management leadership to ensure success in delivering customized personal solutions.

Prior to joining Comerica, over a 25-year career at BB&T Corporation, Anderson served as group banking executive and in a number of other leadership positions of increasing scope and responsibility. He earned a bachelor’s degree from Suffolk University in Boston and completed advanced management programs at both the University of North Carolina and University of Chicago. His community activities have included involvement with the University of Georgia, Southern Methodist University, and the United Way.

Said Anderson, “I am excited to be joining Fifth Third. The Bank has a strong financial foundation and excellent growth prospects. I look forward to being part of a bright future.”

In his role as chief operating officer, Anderson’s responsibilities will include leading the Commercial and Investment Advisor lines of business and enterprise-wide Marketing and Customer Experience. He will also have oversight of all 15 of Fifth Third’s affiliates.

Fifth Third Bancorp (Nasdaq: FITB) is a diversified financial services company headquartered in Cincinnati, Ohio. As of March 31, 2015, the Company had $140 billion in assets and operated 15 affiliates with 1,303 full-service Banking Centers, including 101 Bank Mart® locations, most open seven days a week, inside select grocery stores and 2,637 ATMs in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Pennsylvania, Missouri, Georgia and North Carolina. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending, and Investment Advisors. Fifth Third also has a 22.8% interest in Vantiv Holding, LLC. Fifth Third is among the largest money managers in the Midwest and, as of March 31, 2015, had $308 billion in assets under care, of which it managed $27 billion for individuals, corporations and not-for-profit organizations. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.”

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FORWARD-LOOKING STATEMENTS

This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and

Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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